Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of RBC Bearings Incorporated (the “Company”) Form 10-K for the year ended April 1, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert M. Sullivan, Chief Financial Officer, of the Company, pursuant to 18 U.S.C. §1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies to the best of his knowledge that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 19, 2023

/s/ Robert M. Sullivan
Robert M. Sullivan
Vice President and Chief Financial Officer